UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

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United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, United-Guardian, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Meeting”), the Company’s stockholders voted on the following proposals and the inspector of election certified the vote tabulations indicated below.

The voting results for each of the proposals submitted to a vote of the stockholders of the Company were as follows:

1. The individuals listed below were elected to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their respective successors are elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Ken Globus	2,307,185	343,220	3,785	1,181,112
Lawrence F. Maietta	2,243,644	404,336	6,210	1,181,112
Arthur M. Dresner	2,563,042	85,357	5,791	1,181,112
Andrew A. Boccone	2,559,577	88,503	6,110	1,181,112
S. Ari Papoulias	2,571,741	76,189	6,260	1,181,112
Catherine Kolinski	2,624,230	27,411	2,549	1,181,112

2. A proposal to approve the frequency of future votes on executive compensation on a non-binding advisory basis. The frequency of “Every year” was approved.

Every year	Every 2 years	Every 3 years	Abstained	Broker Non-Votes
2,509,975	12,792	86,665	44,758	1,181,112

3. A proposal to approve executive compensation on a non-binding advisory basis. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
2,568,277	45,457	40,456	1,181,112

4. A proposal to ratify the appointment of Grassi & Co., CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal was approved.

For	Against	Abstained
3,792,222	26,296	16,784

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

By	/s/ Donna Vigilante
Name:	Donna Vigilante
Title:	President

Date: May 16, 2025